UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-36401	39-1975614
(Commission File Number)	(I.R.S. Employer Identification No.)

7035 South High Tech Drive Midvale, Utah	84047
(Address of Principal Executive Offices)	(Zip Code)

(801) 566-6681
(Registrant's Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 2.02. Results of Operations and Financial Condition.

On March 28, 2018, Sportsman’s Warehouse Holdings, Inc. (the “Company”) issued a press release reporting its results of operations for the financial results for the fourteen and fifty-three weeks ended February 3, 2018. The press release is furnished herewith as Exhibit 99.1 and is specifically incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated March 28, 2018

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

	By:	/s/ Kevan P. Talbot
Date: March 28, 2018		Kevan P. Talbot
Chief Financial Officer and Secretary